The PNC Financial Services Group, Inc. BancAnalysts Association of Boston November 1, 2012 Exhibit 99.1

DRAFT
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents and in our
SEC filings. We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and 2012 Form 10-
Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes to Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at
www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on these websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-
looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as provisions for residential mortgage repurchase obligations, non-cash charges related to redemptions of trust preferred securities, expenses for residential mortgage foreclosure-related matters, integration costs, and legal, mortgage foreclosure-related and OREO costs. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items may not be indicative of our ongoing operations. We may also provide information on the components of net interest income (purchase accounting accretion and the core remainder) and the impact of purchase accounting accretion on net interest margin, and information on return on average tangible common equity. We believe that core net interest margin (net interest margin less (annualized purchase accounting accretion divided by average interest-earning assets)), a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin. And we believe that return on average tangible common equity (calculated as annualized net income attributable to common shareholders divided by (average common shareholders’ equity less total intangible assets, other than servicing rights)), a non-GAAP measure, is useful as a tool to help measure and assess a company’s use of common equity. And we believe that tangible book value per share, a non-GAAP measure, is useful as a tool to help to better evaluate growth of the company’s business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value. Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at www.pnc.com/investorevents and in our SEC filings. In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by
GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

3 DRAFT Our business model has delivered shareholder value throughout the economic cycle Our strategies to drive future growth and improve returns in a challenging environment Today’s Discussion

DRAFT
Staying core funded and disciplined in our deposit
pricing
Maintaining a moderate risk philosophy
Leveraging customer relationships and our strong
brand to grow high quality, diverse revenue streams
Focusing on positive operating leverage while
investing in innovation
Remaining disciplined with our capital
Executing on our strategies
Our Successful Business Model

PNC 40%
WFC 25%
JPM 22%
USB 15%
BBT 8%
MTB 1%
-5% COF
-6% CMA
-14% BAC
-24% FITB
-25% STI
-37% RF
-52% KEY

PNC 80%
USB 54%
WFC 42%
MTB 34%
COF 27%
JPM 24%
FITB 21%
KEY 15%
BBT 14%
BAC 12%
STI 12%
CMA 1%
-8% RF

DRAFT
Value Creation Throughout the Changing Environment
Peer Source: SNL DataSource. (1) Tangible book value per share calculated as book value per share less goodwill and certain other intangible assets. Further information is provided in the Appendix.
% change in TBV/Share
1
12/31/2007 to 12/31/2009 % change in TBV/Share
1
12/31/2009 to 12/31/2011
Financial crisis “New normal”

Retail Banking

Net organic checking relationships[1]
(thousands)
+48
+225
+230
YTD10
YTD11
YTD12

Corporate Banking

New primary clients[2]
(new clients)
694
869
773
YTD10
YTD11
YTD12

Asset Management Group

New primary clients[3]
(new clients)
809
1,084
1,355
YTD10
YTD11
YTD12

Residential Mortgage

Total loan originations
Refinancing
HARP refinancing
Purchase[4]
($ billions)
$7.0
$2.2
$1.5
$3.3
$8.4
$2.1
$2.0
$4.3
$10.8
$2.6
$3.2
$5.0
YTD10
YTD11
YTD12

PNC

DRAFT
Growing Customers Creates Revenue Potential
(1) Net organic checking relationship growth refers to new consumer and small business accounts exclusive of accounts acquired through acquisition. (2) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within corporate banking, a commercial banking client relationship with annual revenue generation of $10,000 or more. (3) Asset
Management Group primary client is defined as a client relationship with annual revenue generation of $10,000 or more. (4) A mortgage with a borrower as part of a residential real estate purchase transaction.

Total Corporate Banking and AMG sales

3-year CAGR	
Northeast	4%
Midwest	16%

$600
$500
$400
$300
$200
$100
$0
(millions)
2009
2010
2011
2012 1
Actual
Annualized
Northeast
Midwest

Total Corporate Banking and AMG cross-sell

3-year CAGR	
Northeast	4%
Midwest	24%

$300
$250
$200
$150
$100
$50
$0
(millions)
2009
2010
2011
2012 1
Actual
Annualized
Northeast
Midwest

PNC

7 DRAFT Our Sales Momentum is Strong AMG refers to Asset Management Group. (1) 2012 sales through September 30, 2012 annualized.

DRAFT
Strong Commercial Loan Growth; More Favorable
Deposit Mix
Commercial and Commercial
Real Estate loans primary
drivers of interest earning
assets growth
Transaction deposits are a
larger percentage of total
deposits
Retail CDs declined due to run-
off of maturing accounts
PNC remains core funded
(1) Total commercial lending includes commercial, commercial real estate and also includes $6.9 billion of equipment lease financing.
(2) Includes credit card, education and other loans.
Highlights
% change from:
Category (billions)
Sep. 30,
2012
Jun. 30,
2012
Sep. 30,
2011
Commercial 79.7 1% 28%
Commercial real estate 18.6 1% 13%
Total commercial lending
1
105.2 1% 24%
Home equity/Residential RE 51.3 (1%) 7%
Automobile 8.3 15% 89%
Other
2
17.1 (2%) (2%)
Total consumer lending 76.7 1% 10%
Total loans $181.9 1% 18%
Transaction deposits $168.4 1% 18%
Retail CDs & other deposits 37.9 (7%) (15%)
Total deposits $206.3 0% 10%
Key ratios:
Transaction deposits to total
deposits 82% 80% 76%
Loans to deposits ratio 88% 87% 82%

($ in billions)
$224.1
$228.4
$237.7
$250.1
$252.6
$2.2
$2.2
$2.3
$2.5
$2.4
$0.3
$0.3
$0.3
$0.3
$0.2
$1.9
$1.9
$2.0
$2.2
$2.2
3.37%
3.42%
3.46%
3.53%
3.43%
3Q11
4Q11
1Q12
2Q12
3Q12
Avg. interest earning assets
Core NII1
PAA2
Core net interest margin3

DRAFT
Loan Growth has Delivered Net Interest Income
Growth
Highlights
Increase in interest earning
assets driven by Southeast
expansion and organic loan
growth
Core NII growth driven by
Southeast expansion, organic
loan growth and lower
funding costs
Recently stable PAA declined
in 3Q12 due to maturities of
purchased performing loans,
maturing CDs, and lower cash
recoveries on impaired loans
Fourth quarter net interest
income expected to be stable
compared to linked quarter
4
Five quarter trend
(1) Core net interest income is total net interest income, as reported, less related purchase accounting accretion (scheduled and cash recoveries). (2) Purchase accounting accretion (PAA) includes scheduled purchase accounting accretion and cash recoveries. Cash recoveries reflect cash received in excess of recorded investment from sales or payoffs of impaired commercial loans. (3) Core net interest margin (Core NIM) is net interest margin less (annualized purchase accounting accretion/average interest-earning assets). Further information is provided in the Appendix. Net interest margin for 3Q11, 4Q11, 1Q12, 2Q12 and
3Q12 was 3.89%, 3.86%, 3.90%, 4.08% and 3.82%, respectively. (4) Refer to Cautionary Statement in the Appendix, including assumptions.

Expected year over year decline in purchase accounting accretion
(millions)
$500
$400
$300
$200
$100
$0
$400
$200
$150
$100
2013
2014
2015
2016
PAA decline in 2014 is less than 1.5% of total revenue and declining going forward[1]

PNC

DRAFT
Revenue Potential Should Exceed Decline in Purchase
Accounting Accretion
1
Total revenue in 2013 expected
to increase when compared to
2012
Core NII
2
and noninterest income
growth expected to exceed the
purchase accounting accretion
decline of approximately $400
million
Purchase accounting accretion decline 2013 highlights
(1) Refer to Cautionary Statement in the Appendix, including assumptions. (2) Core NII is total net interest income less purchase accounting accretion.
2014 and beyond highlights
PAA decline will be far more
manageable in future years

Deposit service charges 9%
Corporate services 17%
Consumer services 17%
$1.7 billion
Residential mortgage 13%
Asset management 18%
Other[2] 26%

Noninterest income to total revenue
39%
38%
39%
38%[3]
30%
41%
3Q11
4Q11
1Q12
2Q12
3Q12

DRAFT
Fee Income Should Become a Higher Percentage of
Total Revenue
1
(1) Refer to Cautionary Statement in the Appendix, including assumptions. (2) Includes gain on sale of a portion of our VISA shares.
(3) Excluding the provision for residential mortgage repurchase obligations of $438 million in 2Q12. Further information is provided in the
Appendix.
Retail Banking
Grow consumer and small business checking
relationships
Broaden sources of revenue
Invest and grow mass affluent segment
Corporate & Institutional Banking
Grow Southeast customer base
Pursue cross-sell opportunities with recently
acquired clients
Leverage new and underpenetrated markets as
well as targeted verticals
Asset Management Group
Leverage our referral channels
Export successful model into newly acquired
markets
Residential Mortgage Banking
Expand capacity to increase production volume
Invest in purchase production
Strategies to drive higher fee income
across our franchise
3Q12 noninterest income mix

USB 49%
COF 52%
MTB 53%
WFC 54%
BBT 56%
JPM 61%
FITB 63%
RF 63%
PNC 65%
KEY 65%
CMA 67%
BAC 84%
STI 88%

DRAFT
Focused on Creating Positive Operating Leverage
Highlights
3Q12 efficiency ratio
1
Investing for future growth
Midwest and Southeast
– Sales teams already in place to grow revenues
similar to legacy PNC markets
Product and Technology investments
– Investing and Retirement
– PNC Wealth Insight®
– Virtual Wallet®
– CFO: Cash Flow Options
SM
– Infrastructure
2013
2
– Reported revenue expected to be higher when
compared to 2012
– No integration and trust preferred securities
redemption charges expected
– Mortgage foreclosure-related compliance and OREO
3
should begin to decline
– Approximately $500 million of Continuous
Improvement initiatives should fund capacity to
invest in future growth
– Improve customer margins in the Retail Bank
(1) Calculated as noninterest expense divided by total revenue. Peer Source: SNL database. (2) Refer to Cautionary Statement in the
Appendix, including assumptions. (3) Mortgage foreclosure-related compliance represents costs to comply with regulatory consent decrees.
OREO costs consist of gains/losses on sale of OREO assets, write-downs on the assets and operating expenses.

MTB 0.26%
CMA 0.39%
PNC 0.73%
FITB 0.74%
KEY 0.85%
USB 0.95%
BBT 1.08%
WFC 1.14%
RF 1.36%
JPM 1.53%
STI 1.60%
COF 1.74%
BAC 1.82%

JPM 3.16%
RF 2.69%
COF 2.53%
FITB 2.27%
PNC 2.22%
WFC 2.09%
USB 2.05%
STI 1.76%
BBT 1.74%
KEY 1.71%
CMA 1.46%
BAC 1.48%

DRAFT
Effectively Managing Credit Risk
3Q12 net charge-offs to average loans
3Q12 loan loss reserves¹
to total loans
Reflects company data for 3Q12 as of quarter-end except net charge-offs, which are for the quarter and annualized, and average loans, which are for the quarter. Peer source: SNL database. (1) The allowance for loan and leases losses includes impairment reserves attributable to purchased impaired loans.

USB 1.66%
COF 1.59%
WFC 1.49%
MTB 1.46%
FITB 1.24%
PNC 1.23%
BBT 1.11%
KEY 1.02%
JPM 1.01%
RF 0.99%
CMA 0.74%
BAC 0.06%

USB 24.3%
COF 21.5%
BBT 17.0%
JPM 16.0%
PNC 14.3%
FITB 12.9%
RF 12.4%
KEY 9.7%
CMA 7.4%
BAC 2.9%

PNC

DRAFT
We Are Focused On Improving Our Performance
3Q12 return on average assets
Peer Source: SNL database. STI 3Q12 return on average assets not meaningful for the peer comparison as it includes their net gain from sale of Coca Cola shares. Return on average tangible common equity not disclosed by WFC, STI and MTB. (1) Return on average tangible common equity is calculated as annualized net income attributable to common shareholders divided by average tangible common equity (average common shareholder’s equity less goodwill and other intangible assets other than servicing rights). Further information is provided in the
Appendix.
3Q12 return on average tangible common equity
1

DRAFT
Strong Capital Position
(1) Estimated at September 30, 2012. (2) Based on current understanding of Basel III NPRs and estimates of Basel II (with proposed modifications) risk-weighted assets. Includes application of Basel II.5. Subject to further regulatory clarity and development, validation and regulatory approval of Basel models.
Basel I Tier 1 common ratio of 9.5%
1
Basel III Tier 1 common ratio goal is 8.0-8.5% by year-end 2013 without benefit of phase-ins
2
Capital priorities:
3Q12 highlights
–
Build capital to support client growth and business
investment
–
Improve the quality of capital
–
Maintain appropriate capital in light of  economic uncertainty
–
Return excess capital to shareholders
–
Lower cost of equity by effectively managing risk and capital

DRAFT
Actions to Improve Performance
Continue to add customers and loans that meet our
risk return criteria
Focus on cross-selling opportunities to existing
customers to grow fee income
Aggressively attack expenses to improve efficiency
Manage credit risk and add capital
Continue to execute on our strategies to enhance
shareholder value

DRAFT
Cautionary Statement Regarding Forward-Looking
Information
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,”
“forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
•Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
o Changes in interest rates and valuations in debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of U.S. and global financial markets.
o The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-
backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
o Actions by Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
o Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
o Slowing or failure of the current moderate economic expansion.
o Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
o Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic expansion will persist and interest rates will remain very low in 2012 and 2013, despite downside risks from the “fiscal cliff” and European recession.
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of
PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
Appendix

DRAFT
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
o Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
o Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-
acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs, and may cause reputational harm to PNC.
o Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
o Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•Our acquisition of RBC Bank (USA) presents us with risks and uncertainties related to the integration of the acquired businesses into PNC, including:
o Anticipated benefits of the transaction, including cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
o Our ability to achieve anticipated results from this transaction is dependent also on the extent of credit losses in the acquired loan portfolios and the extent of deposit attrition, in part related to the state of economic and financial markets. Also, litigation and regulatory and other governmental investigations that may be filed or commenced relating to the pre-acquisition business and activities of RBC Bank (USA) could impact the timing or realization of anticipated benefits to PNC.
o Integration of RBC Bank (USA)’s business and operations into PNC may take longer than anticipated or be substantially more costly than anticipated or have unanticipated adverse results relating to RBC Bank (USA)’s or PNC’s existing businesses. PNC’s ability to integrate RBC Bank
(USA) successfully may be adversely affected by the fact that this transaction results in PNC entering several geographic markets where PNC did not previously have any meaningful retail presence.

DRAFT
Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•In addition to the RBC Bank (USA) transaction, we grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities. These other acquisitions often present risks and uncertainties analogous to those presented by the RBC Bank (USA) transaction. Acquisition risks include those presented by the nature of the business acquired as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread disasters, dislocations, terrorist activities or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2011 Form 10-K, as amended by Amendment No. 1 thereto, and first and second quarter 2012 Form 10-Qs, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments and
Guarantees Notes of the Notes to Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

DRAFT
Non-GAAP to GAAP Reconcilement
Appendix
As of
In millions except per share data
Dec. 31, 2007 Dec. 31, 2009 % Change
Common shareholders' equity $14,847 $22,011
Common shares outstanding 341                 462
Book value per common share $43.60 $47.68
Goodwill and other intangible assets other than servicing rights (1) $8,850 $10,650
Common shareholders' equity less intangible assets $5,997 $11,361
Common shares outstanding 341                 462
Tangible book value per common share $17.59 $24.59
40%
As of
In millions except per share data
Dec. 31, 2009 Dec. 31, 2011 % Change
Common shareholders' equity $22,011 $32,417
Common shares outstanding 462                 527
Book value per common share $47.68 $61.52
Goodwill and other intangible assets other than servicing rights (1) $10,650 $9,027
Common shareholders' equity less intangible assets $11,361 $23,390
Common shares outstanding 462                 527
Tangible book value per common share $24.59 $44.38
80%
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help to better evaluate growth of the company's business apart from the amount, on a per share basis, of intangible assets other than servicing rights included in book value per common share.
(1) Servicing rights were $701 million, $2,259 million and $1,117 million at December 31, 2007, December 31,
2009 and December 31, 2011, respectively.

DRAFT
Non-GAAP to GAAP Reconcilement
Appendix
$ in millions Sept. 30, 2012 Jun. 30, 2012 Mar. 31, 2012 Dec. 31, 2011 Sep. 30, 2011
Net interest margin, as reported 3.82% 4.08% 3.90% 3.86% 3.89%
Purchase accounting accretion (1) $245 $343 $263 $256 $291
Purchase accounting accretion, if annualized $975 $1,380 $1,058 $1,016 $1,155
Avg. interest earning assets $252,606 $250,132 $237,734 $228,406 $224,072
Annualized purchase accounting accretion/Avg. interest-earning assets 0.39% 0.55% 0.44% 0.44% 0.52%
Core net interest margin (2) 3.43% 3.53% 3.46% 3.42% 3.37%
For the three months ended
(1) Purchase accounting accretion is scheduled purchase accounting accretion plus cash recoveries.
(2) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
For the three months ended
In millions Jun. 30, 2012
Total noninterest income, as reported $1,097
Total revenue, as reported $3,623
Adjustments:
   Provision for residential mortgage repurchase obligations 438
Total noninterest income, as adjusted $1,535
Total revenue, as adjusted $4,061
Total noninterest income to total revenue, as reported 30%
Total noninterest income to total revenue, as adjusted 38%
PNC believes that information adjusted for the impact of certain items may be useful to help evaluate the impact of those items on our operations.

DRAFT
Non-GAAP to GAAP Reconcilement
Appendix
As of
In millions
Sep. 30, 2012
Allowance for loan and lease losses $4,039
Remaining mark on purchased impaired loans $1,164
Allowance for loan and lease losses, adjusted to include remaining mark $5,203
Loans, as reported $181,864
Loans, adjusted to include remaining mark on purchased impaired loans $183,028
Allowance for loan and lease losses to loans 2.22%
Allowance for loan and lease losses plus remaining mark to loans plus remaining mark 2.84%

DRAFT
Non-GAAP to GAAP Reconcilement
Appendix
As of or for the three months ended
In millions Sep. 30, 2012
Average common shareholders' equity $34,323
Average goodwill and other intangible assets other than servicing rights 9,956
Average tangible common equity $24,367
Net income attributable to common shareholders 876
Net income attributable to common shareholders, if annualized 3,485
Return on average tangible common equity 14.3%
PNC believes that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity.
In millions Sep. 30, 2012 Jun. 30, 2012 Sep. 30, 2011 Sep. 30, 2012 Sep. 30, 2011
Tier 1 common capital (1) $24,383 $23,691 $23,448 $24,383 $23,448
Reported net income 925                 546                 834                 2,282                 2,578
Reported net income, if annualized 3,680              2,196              3,309              3,048                 3,447
Return on tier 1 common capital 15.3% 9.3% 14.3% 18.8% 22.2%
(1) Estimated for Sep. 30, 2012.
As of or for the nine months ended
PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity.
As of or for the three months ended

DRAFT
Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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